UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):  January 14, 1998


                           United States Leather, Inc.
             (Exact name of registrant as specified in its charter)


      Wisconsin                     33-64142                   13-3503310
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


               1403 West Bruce Street, Milwaukee, Wisconsin 53204
          (Address of principal executive offices, including zip code)


                                 (414) 383-6030
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On January 14, 1998, United States Leather, Inc. (the "Company") entered into a $55 million revolving credit facility through a syndicate led by BankAmerica Business Credit, Inc., replacing a previous senior credit facility led by BankBoston. The new revolving credit facility has a three-year term. A copy of the Company's press release dated January 19, 1998 is included as an exhibit to this filing.


   Item 7.     Financial Statements and Exhibits.

          (b)  Exhibits.

          The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              UNITED STATES LEATHER, INC.



   Date:  January 21, 1998    By:   /s/ Kinzie L. Weimer
                                   Kinzie L. Weimer
                                   Senior Vice President, Chief Financial
                                   Officer, Treasurer and Secretary

                           UNITED STATES LEATHER, INC.

                            EXHIBIT INDEX TO FORM 8-K
                             Dated January 14, 1998


   Exhibit
     No.                           Description

   (99.1)      Press Release of United States Leather, Inc. dated January 19,
               1998.